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                                                                Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3, Registration No. 333-78485, and the Registration Statements on Form S-8, Registration Nos. 333-04921 and 333-04923, of Intimate Brands, Inc. of our report dated February 27, 2001 relating to the financial statements, which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

Columbus, Ohio
April 23, 2001